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                                 EXHIBIT 10.A.2
                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in Registration Statement
No. 333-92229 pertaining to the 1993 Stock Option Plan and the 1996 Employee Stock Option Plan of Biovail Corporation on Form S-8 of our report dated
May 14, 1999 included in this Annual Report on Form 20-F of Biovail Corporation for the year ended December 31, 1998.

May 24, 2001                                           /s/ DELOITTE & TOUCHE LLP

                                                           Chartered Accountants

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